MRGR-SUP

Supplement to the Currently Effective Summary and Statutory Prospectuses

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Funds listed below:

Invesco California Tax-Free Income Fund	Invesco Oppenheimer Intermediate Term Municipal Fund
Invesco Global Small & Mid Cap Growth Fund	Invesco Oppenheimer Limited-Term Bond Fund
Invesco International Allocation Fund	Invesco Oppenheimer Limited-Term Government Fund
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Mid Cap Value Fund
Invesco Mid Cap Growth Fund	Invesco Oppenheimer Real Estate Fund
Invesco Moderate Allocation Fund	Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund
Invesco New York Tax Free Income Fund	Invesco Oppenheimer Small Cap Value Fund
Invesco Oppenheimer Capital Income Fund	Invesco Oppenheimer Ultra-Short Duration Fund
Invesco Oppenheimer Dividend Opportunity Fund	Invesco Pennsylvania Tax Free Income Fund
Invesco Oppenheimer Equity Income Fund	Invesco Small Cap Discovery Fund
Invesco Oppenheimer Global Infrastructure Fund	Invesco Technology Sector Fund
Invesco Oppenheimer Global Multi-Asset Income Fund
Invesco Oppenheimer Government Cash Reserves Fund

This supplement amends the Summary and Statutory Prospectuses of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statements of Additional Information and retain it for future reference.

At meetings held December 9-11, 2019, the Boards of Trustees of the Invesco Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund listed below will transfer all or substantially all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that will be distributed to Target Fund shareholders.

TARGET FUND	ACQUIRING FUND
Invesco California Tax-Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® California Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Global Small & Mid Cap Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)	Invesco Global Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco International Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer International Diversified Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Core Equity Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Main Street Mid Cap Fund®, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Mid Cap Growth Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Oppenheimer Discovery Mid Cap Growth Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Moderate Allocation Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco New York Tax Free Income Fund, a series portfolio of AIM Tax- Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Oppenheimer Rochester® Municipals Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Capital Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Dividend Opportunity Fund, a series portfolio of AIM Equity Funds (Invesco Equity Funds)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Equity Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Dividend Income Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Global Infrastructure Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Global Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)	Invesco Multi-Asset Income Fund, a series portfolio of AIM Investment Funds (Invesco Investment Funds)

Invesco Oppenheimer Government Cash Reserves Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Government Money Market Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

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TARGET FUND	ACQUIRING FUND
Invesco Oppenheimer Intermediate Term Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)	Invesco Intermediate Term Municipal Income Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Oppenheimer Limited-Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Short Term Bond Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Limited-Term Government Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)	Invesco Quality Income Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Oppenheimer Mid Cap Value Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)	Invesco American Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Real Estate Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Real Estate Fund, a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Oppenheimer Rochester® Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Oppenheimer Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Small Cap Value Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

Invesco Oppenheimer Ultra-Short Duration Fund, a series portfolio of AIM Investment Securities Fund (Invesco Investment Securities Fund)	Invesco Conservative Income Fund, a series portfolio of Invesco Management Trust

Invesco Pennsylvania Tax Free Income Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund, a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco Small Cap Discovery Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust)	Invesco Small Cap Growth Fund, a series portfolio of AIM Growth Series (Invesco Growth Series)

Invesco Technology Sector Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)	Invesco Technology Fund, a series portfolio of AIM Sector Funds (Invesco Sector Funds)

The reorganizations are expected to be consummated in or around April or May 2020. Upon closing of the reorganizations, shareholders of the Target Fund will receive shares of a class of an Acquiring Fund that are equal in value to the shares of the corresponding class of the corresponding Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

A combined Information Statement/Prospectus will be sent to shareholders of each Target Fund which will include a full discussion of the reorganization and the factors the Boards of Trustees considered in approving the Agreement. Shareholders of each Target Fund do not need to approve the reorganization.

It is currently anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.

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Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated February 12, 2020 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 959-4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective(s)

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI). Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Y and Class R6 shares, which are not reflected in the table or the Example below.

Shareholder Fees (fees paid directly from your investment)
Class:	A		C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%		None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5	R6
Management Fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.25	1.00	0.50	None	None	None
Other Expenses[2]	0.38	0.38	0.38	0.38	0.24	0.19
Total Annual Fund Operating Expenses	1.52	2.27	1.77	1.27	1.13	1.08
Fee Waiver and/or Expense Reimbursement[3]	0.17	0.12	0.12	0.17	0.08	0.08
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35	2.15	1.65	1.10	1.05	1.00
1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2	With respect to Classes A, C, R, Y and R6, “Other Expenses” have been restated to reflect current fees. With respect to Class R5, “Other Expenses” are based on estimated amounts.
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Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed in the SAI) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.35%, 2.15%, 1.65%, 1.10%, 1.05% and 1.00%, respectively, of the Fund’s average daily net assets (the “expense limits”) through May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense

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Reimbursement for the contractual period above and the Total Annual Fund Operating Expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$680	$988	$1,318	$2,249
Class C	$318	$698	$1,204	$2,596
Class R	$168	$546	$948	$2,074
Class Y	$112	$386	$681	$1,519
Class R5	$107	$351	$615	$1,367
Class R6	$102	$336	$588	$1,310

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$680	$988	$1,318	$2,249
Class C	$218	$698	$1,204	$2,596
Class R	$168	$546	$948	$2,074
Class Y	$112	$386	$681	$1,519
Class R5	$107	$351	$615	$1,367
Class R6	$102	$336	$588	$1,310

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in securities issued by U.S. and non-U.S. infrastructure companies, and in derivatives and other instruments that have economic characteristics similar to such securities. Such securities include, but are not limited to, common, convertible and preferred stock, rights and warrants, real estate investment trusts (REITS), master limited partnerships (MLPs), stapled securities and income trusts. The Fund’s investment in MLPs is limited to no more than 25% of its total assets.

Infrastructure companies engage in the ownership, management, construction, operation and use or financing of infrastructure assets. For purposes of interpreting the Fund’s 80% policy above, the Fund considers a company an infrastructure company if the company is categorized, based on the Global Industry Classification Standards (GICS) industry classifications (as amended from time to time) within the following industries: Airport Services, Alternative Carriers, Cable & Satellite, Communications Equipment, Construction & Engineering, Electric Utilities, Gas Utilities, Highways & Railtracks, Independent Power Producers & Energy Traders, Industrial Conglomerates, Marine Ports & Services, Multi-Utilities, Oil & Gas, Refining & Marketing, Oil & Gas Storage & Transportation, Railroads, Renewable Energy, Specialized REITs, Water Utilities and Wireless Telecommunication Services. The Fund may amend from time to time, without shareholder approval, the GICS industries that are included in the Fund’s definition of an infrastructure company.

The Fund seeks investment exposure to a number of countries throughout the world. Under normal circumstances, the Fund will invest its assets in companies that provide exposure to at least three countries (which can include the U.S.) and invest significantly in companies that are economically tied to non-U.S. countries, including developing and emerging market countries. The Fund can invest up to 100% of its assets in such securities. A determination that a company is economically tied to a non-U.S. country is based on the jurisdiction in which such company is domiciled, incorporated, organized or headquartered. The Fund does not limit its investments to issuers in a particular market capitalization range and at times may invest a substantial portion of its assets in one or more particular market capitalization ranges. The Fund will concentrate in securities of infrastructure companies.

Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s adviser and Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s Sub-Adviser. The Adviser and the Sub-Adviser are responsible for the day-to-day investment management of the Fund’s assets and employ the Fund’s portfolio managers. The portfolio managers analyze infrastructure companies to determine the quality of the infrastructure assets that are owned, operated, or managed by these companies and that therefore underpin these companies’ cash flow and growth. The portfolio managers also analyze companies through review of key sources of revenue, growth potential, management quality and the potential for competition. Preference is given to securities that the portfolio managers believe exhibit stability in earnings and a positive earnings outlook. The portfolio managers generally develop a target valuation for each company using, among other things, proprietary models and fundamental analysis. This information is then used to construct a portfolio diversified by country and infrastructure subsector. The portfolio managers may sell a security under a variety of circumstances, such as a change in, for example, a company’s revenue, earnings, assets, liabilities and growth, or due to a shift in market conditions.

Principal Risks of Investing in the Fund

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable

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price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Risks Related to Infrastructure Companies. Securities of companies engaged in infrastructure businesses can be susceptible to adverse economic, regulatory, political, legal, and other changes affecting their industry. Companies engaged in infrastructure businesses are subject to a number of factors that may adversely affect their business or operations, including, but not limited to, high amounts of leverage and high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from the deregulation of a particular industry or sector; the effects of economic slowdown; the effects of energy conservation policies; costs associated with compliance and changes in environmental and other regulations; regulation or intervention by various government authorities, including government regulation of rates charged to customers; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; service interruption and/or legal challenges due to environmental, operational or other accidents; susceptibility to terrorist attacks; surplus capacity; increased competition from other providers of services; technological innovations that may render existing plants, equipment or products obsolete; uncertainties concerning the availability of fuel at reasonable prices; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in developing and emerging markets, resulting in delays and cost overruns.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in the securities of companies in one industry or market sector will cause the Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be.

Because the Fund invests primarily in securities issued by infrastructure companies, it could experience greater volatility or may perform poorly during a downturn in those industries or sectors in which those companies operate because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries or sectors than a fund that invests more broadly.

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including “unseasoned” companies that have typically been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies’ securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

Risks of Developing and Emerging Markets. Investments in developing and emerging markets are subject to all the risks associated with foreign investing, however, these risks may be magnified in developing and emerging markets. Developing or emerging market countries may have less well-developed securities markets and exchanges that may be substantially less liquid than those of more developed markets. Settlement procedures in developing or emerging markets may differ from those of more established securities markets, and settlement delays may result in the inability to invest assets or to dispose of portfolio securities in a timely manner. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, and governments of developing or emerging market countries may also be more unstable than the governments of more developed countries. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Developing or emerging market countries also may be subject to social, political or economic instability. The value of developing or emerging market countries’ currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures, and practices such as share blocking. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Eurozone Investment Risks. Certain of the regions in which the Fund may invest, including the European Union (EU), currently experience significant financial difficulties. Following the global economic crisis that began in 2008, some of these countries have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank (ECB) or other governments or institutions, and failure to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those and other European countries. In addition, countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, and could voluntarily abandon, or be forced out of, the euro. Such events could impact the market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and create more volatile and illiquid markets. Additionally, the United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for Eurozone

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markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom.

Risks of Investing in REITs. REITs are dependent upon the quality of their management and may not be diversified geographically or by property type. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. REITs generally tend to be small- to mid-cap stocks and are subject to risks of investing in those securities, including limited financial resources and dependency on heavy cash flow. REITs must satisfy certain requirements in order to qualify for favorable tax treatment under applicable tax laws, and a failure to qualify could adversely affect the value of the REIT. REITs are also subject to the risk that governments or regulatory authorities may take legislative and other regulatory actions that could adversely affect the status of REITs. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

Risks of Master Limited Partnerships. Investments in securities of master limited partnerships (“MLPs”) are subject to all the risks of investments in common stock, in addition to risks related to the following: a common unit holder’s limited control and limited rights to vote on matters affecting the MLP; potential conflicts of interest between the MLP and the MLP’s general partner; cash flow; dilution; and the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP common unit holders may not elect the general partner or its directors and have limited ability to remove an MLP’s general partner. MLPs may issue additional common units without unit holder approval, which could dilute the ownership interests of investors holding MLP common units. MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of common units of individual MLPs, like prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios. A holder of MLP common units typically would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which would continue after an investor sold its investment in the MLP. The value of an MLP security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Due to the heavy state and federal regulations that an MLP’s assets may be subject to, an MLP’s profitability could be adversely impacted by changes in the regulatory environment.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. As a partnership, subject to the application of certain partnership audit rules, MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses regardless of whether it receives a cash distribution from the MLP. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in the MLP being required to pay federal income tax (as well as state and local income taxes) on its taxable income. This could have the effect of reducing the amount of cash available for distribution by the MLP, resulting in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Changes in the laws, regulations or related interpretations relating to the Fund’s investments in MLPs could increase the Fund’s expenses, reduce its cash distributions, negatively impact the value of an investment in an MLP, or otherwise impact the Fund’s ability to implement its investment strategy.

Risks of Stapled Securities. A stapled security is comprised of two inseparable parts, a unit of a trust and a share of a company, resulting in a security influenced by both of its component parts. The value of, and income derived from, stapled securities can fall as well as rise. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for them.

Risks of Income Trusts. An income trust passes income on to its security holders (including a fund) through a trust that holds income producing assets, typically in the form of an operating business that has been put into a trust. Income trusts have equity and fixed-income attributes and are thus subject to the risks associated generally with business cycles, commodity prices, market fluctuations and other economic factors, as well as credit, interest rate and dividend risks. The value of an income trust can also depend on the degree of risk related to a particular market sector, the underlying assets or operating company controlled by the income trust, or the underlying company’s management skill and experience. Income trusts can experience losses during periods of both low and high interest rates. To the extent that claims against an income trust are not satisfied by the trust, investors in the income trust could be held responsible for such obligations. Income trusts are also subject to the risk that regulatory changes or a challenge to the tax structure could adversely affect their value or benefit.

Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as “illiquid” securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.

Liquidity Risks of MLP Securities. Although MLPs trade publicly, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. When certain MLP securities experience limited trading volumes, they may experience abrupt or erratic price movements at times. Investments in securities that are less actively traded or over time experience decreased trading volume may restrict the Fund’s ability to take advantage of other market opportunities or to dispose of securities, which may affect adversely its ability to make dividend distributions.

Risks of Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a “diversified” fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Performance Information

The bar chart and performance table provide an indication of the risks of investing in the Fund. The Fund has adopted the performance of the Oppenheimer Macquarie Global Infrastructure Fund (the predecessor fund) as the result of a reorganization of the predecessor fund into the Fund, which was consummated after the close of business on May 24, 2019 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the performance of the predecessor fund and the Fund from year to year as of December 31. The performance table compares the predecessor fund’s and the Fund’s performance to that of a broad measure of market performance and an additional index with characteristics relevant to the Fund. For more information on the benchmarks used see the “Benchmark Descriptions” section of the prospectus. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to May 24, 2019 are those of the Class A, Class C, Class R and Class Y shares of the predecessor

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fund. Class R6 shares’ returns shown for periods ending on or prior to May 24, 2019 are those of Class I shares of the predecessor fund. Class A, Class C, Class R and Class Y shares of the predecessor fund were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of the Fund after the close of business on May 24, 2019. Class I shares of the predecessor fund were reorganized into Class R6 shares of the Fund after close of business on May 24, 2019. Class A, Class C, Class R, Class Y and Class R6 shares’ returns of the Fund will be different from the returns of the predecessor fund as they have different expenses. Class R5 shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s and the predecessor fund’s Class A shares. Although the Class R5 shares are invested in the same portfolio of securities, Class R5 shares’ returns of the Fund will be different from Class A returns of the Fund and the predecessor fund as they have different expenses. Performance for Class A shares has been restated to reflect the Fund’s applicable sales charge.

Updated performance information is available on the Fund’s website at www.invesco.com/us.

Annual Total Returns

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Best Quarter (ended March 31, 2019): 12.43%

Worst Quarter (ended December 31, 2018): -4.63%

Average Annual Total Returns (for the periods ended December 31, 2019)
	1 Year	Since Inception
Class A shares: Inception (5/26/2016)
Return Before Taxes	16.08%	6.32%
Return After Taxes on Distributions	15.67	5.69
Return After Taxes on Distributions and Sale of Fund Shares	10.16	4.92
Class C shares: Inception (5/26/2016)	20.91	7.13
Class R shares: Inception (5/26/2016)	22.56	7.71
Class Y shares: Inception (5/26/2016)	23.25	8.26
Class R5 shares[1]: Inception (5/24/2019)	23.07	8.05
Class R6 shares: Inception (5/26/2016)	23.36	8.39
S&P Global Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes) (5/26/2016)	25.75	8.88
MSCI World Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes) (5/26/2016)	27.67	12.12
1

Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. “Since Inception” performance includes returns of the predecessor fund’s Class A shares, at net asset value, beginning from the inception date of that class, and includes the 12b-1 fees applicable to that class. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund
Darin Turner	Portfolio Manager (lead)	2019
Mark Blackburn	Portfolio Manager	2019
James Cowen	Portfolio Manager	2019
Paul Curbo	Portfolio Manager	2019
Grant Jackson	Portfolio Manager	2019
Joe Rodriguez, Jr.	Portfolio Manager	2019
Ping-Ying Wang	Portfolio Manager	2019

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246.

Shares of the Fund, other than Class R5 and Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

There are no minimum investments for Class R shares for fund accounts. The minimum investments for Class A, C and Y shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None
Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None
IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25
All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50
IRAs and Coverdell ESAs	250	25
All other accounts	1,000	50

With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

For all other institutional investors purchasing Class R5 or Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.

There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed as ordinary income when withdrawn from such plan or account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.

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